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Exhibit 99.1

SIMON PROPERTY GROUP

Company Overview

The Company

        Simon Property Group, Inc. ("SPG") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of SPG. Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. ("SRC", and together with SPG, the "Company"). The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At September 30, 2002, the Company, directly or through the Operating Partnership, owned or had an interest in 249 properties which consisted of regional malls, community shopping centers and mixed-use properties containing an aggregate of 185.8 million square feet of gross leasable area (GLA) in 36 states and eight assets in Europe and Canada.

        On January 13, 2002, the Company announced a joint agreement with The Rouse Company and Westfield America Trust to purchase the assets of Rodamco North America N.V. (RNA). The transaction was completed on May 3, 2002. The portfolio acquired by the Company consists primarily of interests in 13 high-quality, highly productive regional malls in the United States, as well as ownership interests in other real estate assets. The Company's share of the gross RNA consideration was approximately $1.6 billion, including the assumption of $579 million of property-level debt and preferred stock.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of September 30, 2002, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations—Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Results for the next four quarters will be announced according to the following approximate schedule:

Fourth Quarter and Year-End 2002	Early February 2003
First Quarter 2003	Early May 2003
Second Quarter 2003	Late July 2003
Third Quarter 2003	Late October 2003

Stock Information

        Simon Property Group, Inc. common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6.5% Series B Convertible Preferred	SPGPrB
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG

Senior Unsecured Debt Ratings

Standard & Poor's	BBB (Corporate Rating: BBB+)
Moody's	Baa1

Preferred Stock Ratings

Standard & Poor's	BBB-
Moody's	Baa2

Simon Property Group Ownership Structure(1)
September 30, 2002

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
Sole general partner of Simon Property Group, L.P.

(3)
Shares of Simon Property Group, Inc. are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc.

(4)
The number of outstanding shares of common stock of Simon Property exceeds the number of Simon Property Group, L.P. units owned by Simon Property by 1,670,944. This is the result of the direct ownership of Ocean County Mall by Simon Property, partially offset by units issued to Simon Property in exchange for Northshore Mall.

(5)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(6)
Includes 3.2 million shares of the Simon Property's Class B common stock.

(7)
Consists of NID Corporation, the estate of the late Edward J. DeBartolo, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or partnerships in which the foregoing persons hold partnership interests.

(8)
Includes 4,000 shares of the Simon Property's Class C common stock.

(9)
Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

(10)
Simon Property Group, L.P. owns 5% of the voting common stock and 80% of the total voting and nonvoting common stock of M.S. Management Associates, Inc. The Simon Family owns the remaining interests. In addition, Simon Property Group, L.P. owns all $100 million of the outstanding series of participating preferred stock of and also holds a Note Receivable from M.S. Management Associates, Inc. As a result, Simon Property Group, L.P. receives substantially all the economic benefits of M.S. Management Associates, Inc.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2001 through September 30, 2002

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2001	63,930,350	173,806,306
Common Stock Offering on July 1, 2002	—	9,000,000
Issuance of Stock for Stock Option Exercises	—	667,836
Conversion of Series A Preferred Shares into Common Stock	—	1,912,335
Conversion of Units into Common Stock	(173,442)	173,442
Conversion of Units into Cash	(10,895)	—
Restricted Stock Forfeitures	—	(20,134)
Number Outstanding at September 30, 2002	63,746,013	185,539,785

Total Common Shares and Units Outstanding at September 30, 2002:
249,285,798(2)

Details for Diluted Common Shares Outstanding:

Company Common Shares Outstanding at September 30, 2002	185,539,785
Number of Common Shares Issuable Assuming Conversion of:
Series A Preferred 6.5% Convertible(3)	684
Series B Preferred 6.5% Convertible(3)	12,490,773
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	677,825
Diluted Common Shares Outstanding at September 30, 2002	198,709,067

Fully Diluted Common Shares and Units Outstanding at September 30, 2002:
262,455,080

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 44).

(3)
Conversion terms provided in footnotes (1) and (2) on page 44 of this document.

(4)
Based upon the weighted average stock price for the first nine months of 2002.

SIMON PROPERTY GROUP
Selected Financial Information
As of September 30, 2002
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended September 30,		As of or for the Nine Months Ended September 30,
	2002	2001	2002		2001
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$550,746	$500,647	$1,563,173		$1,479,593
Total EBITDA of the Simon Group Portfolio(1)	$564,144	$537,286	$1,647,870		$1,569,950
Simon Group's Share of EBITDA(1)	$437,963	$409,083	$1,255,144		$1,190,650
Net Income Available to Common Shareholders	$58,903	$36,251	$262,079	(2)	$103,936
Basic Net Income per Paired Share	$0.32	$0.21	$1.47	(2)	$0.60
Diluted Net Income per Paired Share	$0.32	$0.21	$1.47	(2)	$0.60
FFO of the Simon Portfolio	$237,993	$210,241	$644,027		$577,005
Basic FFO Allocable to the Companies	$176,893	$152,683	$473,848		$418,965
Diluted FFO Allocable to the Companies	$186,091	$162,847	$502,217		$447,549
Basic FFO per Paired Share	$0.95	$0.88	$2.66		$2.43
Diluted FFO per Paired Share	$0.94	$0.87	$2.61		$2.39
Distributions per Paired Share	$0.550	$0.525	$1.625		$1.555
Operational Statistics
Occupancy at End of Period:
Regional Malls(3)			91.9%		90.6%
Community Shopping Centers(4)			88.4%		86.0%
Average Base Rent per Square Foot:
Regional Malls(3)			$30.37		$29.03
Community Shopping Centers(4)			$9.96		$9.81
Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot			$39.96		$35.29
Closing Base Rent per Square Foot			$32.15		$28.61
Releasing Spread per Square Foot			$7.81		$6.68
Percentage Increase			24.3%		23.3%
Regional Malls:
Total Tenant Sales Volume, in millions(5)(6)			$11,980		$11,161
Comparable Sales per Square Foot(6)			$391		$380
Total Sales per Square Foot(6)			$385		$378
Number of U.S. Properties Open at End of Period			249		250
Total U.S. GLA at End of Period (in millions of square feet)			185.8		184.8

(1)
Excludes technology initiatives.

(2)
Includes net gains from the sale of real estate of $170.4 million, or $0.67 per share.

(3)
Includes mall and freestanding stores.

(4)
Includes all Owned GLA.

(5)
Represents only those tenants who report sales.

(6)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

SIMON PROPERTY GROUP
Selected Financial Information
As of September 30, 2002
Unaudited
(In thousands, except as noted)

	September 30, 2002	December 31, 2001
Equity Information
Limited Partner Units Outstanding at End of Period	63,746	63,930
Paired Shares Outstanding at End of Period	185,540	173,806

Total Common Shares and Units Outstanding at End of Period	249,286	237,736

Weighted Average Shares Outstanding—Basic(1)	178,013	172,669
Weighted Average Shares Outstanding—Diluted(1)	192,410	187,430
Debt Information
Consolidated Debt	$9,549,174	$8,841,378
Simon Group's Share of Joint Venture Debt	$2,278,727	$2,392,523
Debt-to-Market Capitalization
Common Stock Price at End of Period	$35.73	$29.33
Equity Market Capitalization(2)	$9,905,117	$7,968,576
Total Consolidated Capitalization	$19,454,291	$16,809,954
Total Capitalization—Including Simon Group's Share of JV Debt	$21,733,018	$19,202,477
	As of or for the Nine Months Ended September 30,
	2002	2001
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$2,589	$8,272
Joint Venture Properties	$2,313	$745
Simon Group's Share of Joint Venture Properties	$1,141	$368

(1)
For purposes of computing FFO per share.

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of SPG.

        On this and the following two pages, we present balance sheet and income statement data intended to report the Company's economic ownership of the entire SPG portfolio. While these statements were not prepared in accordance with GAAP, we believe that they do reflect SPG's proportionate economic ownership of each asset in the SPG portfolio.

Simon Property Group, Inc. and SPG Realty Consultants, Inc.
Pro-Rata Balance Sheet
As of September 30, 2002

	Consolidated	Minority Interest	Real Estate Joint Ventures	Total
ASSETS:
Investment properties, at cost	$14,200,694	(148,074)	$4,302,542	$18,355,162
Less—accumulated depreciation	2,138,588	(45,518)	523,206	2,616,276

	12,062,106	(102,556)	3,779,336	15,738,886
Cash and cash equivalents	225,799	(23,656)	85,935	288,078
Tenant receivables and accrued revenue, net	272,887	(19,630)	61,841	315,098
Notes and advances receivable from Management Company and affiliates	103,933	—	—	103,933
Investment in unconsolidated entities, at equity	1,694,693	—	(1,601,675)	93,018
Goodwill, net	37,212	—	—	37,212
Deferred costs, other assets and minority interest, net	384,068	(104,601)	94,394	373,861

Total assets	$14,780,698	$(250,443)	$2,419,831	$16,950,086

LIABILITIES:
Mortgages and other indebtedness	$9,549,174	$(146,955)	$2,278,727	$11,680,946
Accounts payable and accrued expenses	568,090	(64,755)	99,591	602,926
Cash distributions and losses in partnerships and joint ventures, at equity	12,514	—	—	12,514
Other liabilities and minority interest	153,318	(38,733)	41,513	156,098

Total liabilities	10,283,096	(250,443)	2,419,831	12,452,484

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIPS	875,072	—	—	875,072
LIMITED PARTNERS' PREFERRED INTEREST IN THE
SPG OPERATING PARTNERSHIP	150,852	—	—	150,852
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 16,830,075 issued and outstanding. Liquidation value $858,024	814,159	—	—	814,159
Common stock, $.0001 par value, 400,000,000 shares authorized and 184,434,340 issued	18	—	—	18
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 3,200,000 issued and outstanding	1	—	—	1
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—
CAPITAL STOCK OF SPG REALTY CONSULTANTS, INC.:
Common stock, $.0001 par value, 7,500,000 shares authorized, 1,876,383 issued and outstanding	—	—	—	—
Capital in excess of par value	3,685,373	—	—	3,685,373
Accumulated deficit	(955,274)	—	—	(955,274)
Accumulated other comprehensive income	(7,081)	—	—	(7,081)
Unamortized restricted stock award	(13,000)	—	—	(13,000)
Common stock held in treasury at cost, 2,098,555 shares	(52,518)	—	—	(52,518)

Total shareholders' equity	3,471,678	—	—	3,471,678

	$14,780,698	$(250,443)	$2,419,831	$16,950,086

Simon Property Group, Inc. and SPG Realty Consultants, Inc.
Unaudited Pro-Rata Statement of Operations
For three months ended September 30, 2002

	Consolidated	Minority Interest	Real Estate Joint Ventures	Total
REVENUE:
Minimum rent	$332,474	$(6,301)	$90,961	$417,134
Overage rent	9,795	(458)	2,589	11,926
Tenant reimbursements	165,732	(2,413)	46,366	209,685
Other income	42,745	(630)	6,081	48,196

Total revenue	550,746	(9,802)	145,997	686,941

EXPENSES:
Property operating	97,049	(1,847)	26,247	121,449
Depreciation and amortization	125,618	(1,843)	34,038	157,813
Real estate taxes	54,621	(440)	14,614	68,795
Repairs and maintenance	18,926	(488)	6,516	24,954
Advertising and promotion	14,483	(278)	4,279	18,484
Provision for credit losses	2,267	21	559	2,847
Other	8,006	(768)	4,500	11,738

Total operating expenses	320,970	(5,643)	90,753	406,080

OPERATING INCOME	229,776	(4,159)	55,244	280,861
Interest expense	152,217	(2,348)	37,056	186,925

Income before minority interest	77,559	(1,811)	18,188	93,936
Minority interest	(1,811)	1,811	—	—
Gain (Loss) on sales of assets and other, net	76	—	—	76

Income before unconsolidated entities	75,824	—	18,188	94,012
Loss from MerchantWired LLC, net	—	—	—	—
Income from other unconsolidated entities	22,933	—	(18,188)	4,745 (a)

Income before extraordinary items and cumulative effect of accounting change	98,757	—	—	98,757
Extraordinary items—Debt related transactions	(1,822)	—	—	(1,822)
Cumulative effect of accounting change	—	—	—	—

Income before allocation to limited partners	96,935	—	—	96,935
LESS:
Limited partners' interest in the Operating Partnerships	19,514	—	—	19,514
Preferred distributions of the SPG Operating Partnership	2,835	—	—	2,835

NET INCOME	74,586	—	—	74,586
Preferred dividends	(15,683)	—	—	(15,683)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$58,903	$—	$—	$58,903

RECONCILIATION TO FFO:
Income before extraordinary items, and cumulative effect of accounting change ("IBEC")	$98,757	—	—	$98,757
Less:
Joint Venture IBEC	(18,188)	—	$18,188	—
Minority Interest IBEC	1,811	$(1,811)	—	—

IBEC	82,380	(1,811)	18,188	98,757
Plus:
Depreciation and amortization from combined consolidated properties	125,311	—	—	125,311
Our share of depreciation and amortization from unconsolidated affiliates	440	—	33,925	34,365
Gain on sale of real estate	(76)	—	—	(76)
Our share of impairment charge and writeoff from MerchantWired LLC, net of tax benefit	1	—	—	1
Less:
Management Company gain on sale of real estate	—	—	—	—
Minority interest portion of depreciation and amortization and extraordinary items	—	(1,847)	—	(1,847)
Preferred distributions (Including those of subsidiaries)	(18,518)	—	—	(18,518)

Our FFO	$189,538	$(3,658)	$52,113	$237,993

% of Total FFO:	79.64%	-1.54%	21.90%	100.00%

(a)
Total Income (Loss) from Unconsolidated entities relates to income (loss) from the Management Company

Simon Property Group, Inc. and SPG Realty Consultants, Inc.
Unaudited Pro-Rata Statement of Operations
For nine months ended September 30, 2002

	Consolidated	Minority Interest	Real Estate Joint Ventures	Total
REVENUE:
Minimum rent	$962,351	$(19,899)	$274,936	$1,217,388
Overage rent	25,017	(1,128)	6,142	30,031
Tenant reimbursements	473,486	(7,680)	135,250	601,056
Other income	102,319	(1,419)	15,163	116,063

Total revenue	1,563,173	(30,126)	431,491	1,964,538

EXPENSES:
Property operating	272,463	(4,849)	73,733	341,347
Depreciation and amortization	352,805	(5,681)	103,000	450,124
Real estate taxes	159,846	(1,427)	43,526	201,945
Repairs and maintenance	54,452	(1,504)	19,004	71,952
Advertising and promotion	38,122	(791)	11,198	48,529
Provision for credit losses	6,979	(7)	1,519	8,491
Other	25,844	(2,386)	11,713	35,171

Total operating expenses	910,511	(16,645)	263,693	1,157,559

OPERATING INCOME	652,662	(13,481)	167,798	806,979
Interest Expense	450,714	(7,112)	114,289	557,891

Income before minority interest	201,948	(6,369)	53,509	249,088
Minority interest	(6,369)	6,369	—	—
Gain (Loss) on sales of assets and other, net	170,383	—	—	170,383

Income before unconsolidated entities	365,962	—	53,509	419,471
Loss from MerchantWired LLC, net	(32,742)	—	—	(32,742)
Income from other unconsolidated entities	66,183	—	(53,509)	12,674 (a)

Income before extraordinary items and cumulative effect of accounting change	399,403	—	—	399,403
Extraordinary items—Debt related transactions	14,317	—	—	14,317
Cumulative effect of accounting change	—	—	—	—

Income before allocation to limited partners	413,720	—	—	413,720

LESS:
Limited partners' interest in the Operating Partnerships	94,618	—	—	94,618
Preferred distributions of the SPG Operating Partnership	8,505	—	—	8,505

NET INCOME	310,597	—	—	310,597
Preferred dividends	(48,518)	—	—	(48,518)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$262,079	$—	$—	$262,079

RECONCILIATION TO FFO:
Income before extraordinary items and cumulative effect of accounting change ("IBEC")	$399,403	—	—	$399,403
Less:
Joint Venture IBEC	(53,509)	—	$53,509	—
Minority Interest IBEC	6,369	$(6,369)	—	—

IBEC	352,263	(6,369)	53,509	399,403
Plus:
Depreciation and amortization from combined consolidated properties	351,756	—	—	351,756
Our share of depreciation and amortization from unconsolidated affiliates	4,925	—	102,729	107,654
Gain on sale of real estate	(170,383)	—	—	(170,383)
Our share of impairment charge and writeoff from MerchantWired LLC, net of tax benefit	26,696	—	—	26,696
Less:
Management Company gain on sale of real estate	(8,400)	—	—	(8,400)
Minority interest portion of depreciation and amortization and extraordinary items	—	(5,676)	—	(5,676)
Preferred distributions (Including those of subsidiaries)	(57,023)	—	—	(57,023)

Our FFO	$499,834	$(12,045)	$156,238	$644,027

% of Total FFO:	77.61%	-1.87%	24.26%	100.00%

(a)
Total Income (Loss) from Unconsolidated entities relates to income (loss) from the Management Company

  Basis of Presentation: The consolidated amounts shown above are prepared on a consistent basis with the consolidated financial statements prepared by the Companies and included in their combined periodic filings.

  The Real Estate Joint Ventures column was derived on a property by property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of September 30, 2002
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2002	2001	2002	2001
Consolidated Properties
Other Income
Interest Income	$6,778	$6,906	$18,577	$21,936
Lease Settlement Income	6,490	11,317	13,393	18,652
Gains (Losses) on Land Sales	10,211	4,516	26,186	6,936
SBV/SBN Revenues(2)	12,860	5,592	20,251	19,564
Income from Hedging Activity	—	—	7,840	—
Kimsward Fee	—	—	—	5,708	(1)
Other	6,406	5,112	16,072	13,100

Totals	$42,745	$33,443	$102,319	$85,896

Other Expense
Ground Rent	$3,508	$3,538	$10,319	$10,244
Professional Fees	1,934	1,995	4,840	5,036
Write-off of Technology Investments	—	2,680	—	2,680
Investment Write-down	—	2,970	—	2,970
Costs of Hedging Activity	—	—	750	—
Agostinelli Litigation Settlement Costs	37	—	3,072	—
Other	2,527	2,369	6,863	6,168

Totals	$8,006	$13,552	$25,844	$27,098

(1)
Additional income of $18 million relating to the Kimsward transaction was recorded in the Management Company.
(2)
Additional SBV and SBN revenues are recorded in minimum rent and in the Management Company.

SIMON PROPERTY GROUP
EBITDA Composition
For the Nine Months Ended September 30, 2002

U.S. Geographic Diversification of
Regional Mall Portfolio(1)

Asset Mix of Portfolio

(1)
Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI
Mideast—KY, WV, MD, DE, VA, NC and SC
Southeast—TN, MS, AL, GA and FL
Southwest—TX, OK, LA and AR
West North Central—ND, SD, NE, KS, MN, IA and MO
East North Central—WI, MI, OH, IN and IL
Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
Pacific—CA, OR and WA

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of September 30, 2002

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Avg. Annualized Base Rent Per Leased Sq. Ft. of Owned GLA
Regional Malls
—Anchor	102,074,775	30,250,315	28.3%	95.2%	$4.12
—Mall Store	58,723,292	58,675,395	54.9%	91.9%	$31.07
—Freestanding	3,742,513	1,921,467	1.8%	92.3%	$10.34

Subtotal	62,465,805	60,596,862	56.7%	91.9%	$30.37
Regional Mall Total	164,540,580	90,847,177	85.0%	93.0%
Community Shopping Centers
—Anchor	12,033,403	7,462,105	7.0%	89.4%	$8.07
—Mall Store	4,318,088	4,232,330	4.0%	86.4%	$13.63
—Freestanding	831,717	376,106.3%		91.7%	$7.45

Community Ctr. Total	17,183,208	12,070,541	11.3%	88.4%	$9.96
Office Portion of Mixed-Use Properties	3,396,438	3,396,438	3.2%	85.9%	$24.96
Other(1)	693,178	577,243	0.5%
GRAND TOTAL	185,813,404	106,891,399	100.00%
Occupancy History
As of	Regional Malls(2)	Community Shopping Centers(3)
9/30/02	91.9%	88.4%
9/30/01	90.6%	86.0%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%
12/31/97	87.3%	91.3%

(1)
Assets held for sale

(2)
Includes mall and freestanding stores.

(3)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of September 30, 2002

Average Base Rent

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
9/30/02	$30.37	4.6%	$9.96	1.5%
9/30/01	29.03	—	9.81	—
12/31/01	$29.28	3.4%	$9.83	5.0%
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2
12/31/97	23.65	14.4	7.44	(2.7)

Rental Rates

	Base Rent(1)
			Amount of Change
Year	Store Openings During Period	Store Closings During Period
			Dollar	Percentage
Regional Malls:
2002 (YTD)	$39.96	$32.15	$7.81	24.3%
2001	$34.88	$29.10	$5.78	19.9%
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
1997	29.66	21.26	8.40	39.5
Community Shopping Centers:
2002 (YTD)	$10.46	$9.39	$1.07	11.4%
2001	$12.79	$9.30	$3.49	37.5%
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)
1997	8.63	9.44	(0.81)	(8.6)

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of September 30, 2002

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/02
Regional Malls—Mall Stores & Freestanding
2002 (10/1 - 12/31)	505	621,297	$33.22
2003	1,960	4,510,666	$31.34
2004	1,970	4,927,946	$30.81
2005	1,868	5,404,093	$30.51
2006	1,882	5,236,082	$30.95
2007	1,791	5,046,131	$32.84
2008	1,462	5,001,086	$31.50
2009	1,446	4,593,308	$30.72
2010	1,576	4,748,978	$34.13
2011	1,430	4,505,117	$31.92
2012	1,007	3,504,742	$33.25
2013 and Thereafter	444	3,852,573	$22.05
Regional Malls—Anchor Tenants
2002 (10/1 - 12/31)	—	—	—
2003	12	1,409,109	$2.71
2004	24	2,366,762	$3.47
2005	24	2,958,181	$2.25
2006	22	2,592,437	$2.72
2007	19	2,058,834	$2.12
2008	24	2,860,866	$3.54
2009	16	1,986,791	$2.82
2010	14	1,392,776	$4.01
2011	13	1,372,201	$4.82
2012	16	1,905,452	$5.57
2013 and Thereafter	59	7,084,205	$5.96
Community Centers—Mall Stores & Freestanding
2002 (10/1 - 12/31)	64	52,558	$14.45
2003	130	432,306	$12.66
2004	167	512,762	$13.79
2005	210	658,832	$14.71
2006	145	541,735	$14.22
2007	110	499,059	$12.27
2008	38	221,037	$11.82
2009	14	96,537	$12.77
2010	27	218,607	$13.75
2011	29	189,267	$14.61
2012	17	105,096	$16.27
2013 and Thereafter	11	181,627	$6.08

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of September 30, 2002

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/02
Community Centers—Anchor Tenants
2002 (10/1 - 12/31)	1	58,872	$7.60
2003	9	244,610	$6.71
2004	8	280,709	$6.00
2005	13	423,319	$8.40
2006	17	716,221	$5.64
2007	16	607,159	$5.97
2008	12	287,247	$10.67
2009	14	555,691	$7.16
2010	17	643,171	$9.33
2011	7	162,359	$11.97
2012	10	478,851	$8.94
2013 and Thereafter	37	1,860,741	$9.20

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Top Regional Mall Tenants
As of September 30, 2002
(Square Feet in 000's)

Top 15 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited	655	4,374	2.4%	5.3%
The Gap, Inc.	358	3,661	2.0%	3.1%
Foot Locker	397	1,608	0.9%	2.3%
Zale Corporation	438	483	0.3%	1.9%
Luxottica Group S.P.A	345	596	0.3%	1.3%
Abercrombie & Fitch	117	877	0.5%	1.2%
Best Buy Company	173	708	0.4%	1.0%
Sterling Jewelers	186	264	0.1%	1.0%
Hallmark Cards	212	696	0.4%	1.0%
Trans World Entertainment	117	686	0.4%	0.9%
The Wet Seal, Inc.	137	536	0.3%	0.8%
Charming Shoppes	129	785	0.4%	0.8%
Retail Brand Alliance, Inc.	99	520	0.3%	0.8%
American Eagle Outfitters, Inc.	118	572	0.3%	0.8%
Borders Group	120	577	0.3%	0.7%

Top 15 Anchors (sorted by percentage of total square footage)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears	134	20,230	10.9%	0.5%
Federated Dept. Stores	91	17,732	9.5%	0.8%
J.C. Penney Co., Inc.	116	16,593	8.9%	1.1%
Dillard's Dept. Stores	87	12,712	6.8%	0.2%
The May Dept. Stores	86	12,480	6.7%	0.3%
Saks Incorporated	42	4,845	2.6%	1.1%
Target Corporation	27	3,162	1.7%	0.0%
Nordstrom, Inc.	14	2,611	1.4%	0.1%
Belk, Inc.	15	1,680	0.9%	0.1%
Kohl's Dept. Stores	8	715	0.4%	0.1%
Neiman Marcus Group	5	667	0.4%	0.1%
Von Maur	7	601	0.3%	0.0%
Boscov's Department Stores, Inc.	3	526	0.3%	0.1%
Elder-Beerman Stores	6	504	0.3%	0.1%
Burlington Coat Factory	4	354	0.2%	0.1%

SIMON PROPERTY GROUP
2002 and 2003 Regional Mall Anchor/Big Box Openings

2002 Openings

Property Name	Location	Tenant Name
Arsenal Mall	Watertown, MA	Linens 'N Things Home Depot
Auburn Mall	Auburn (Boston), MA	Filene's Home Store
Battlefield Mall	Springfield, MO	Dillard's
Chesapeake Square	Chesapeake, VA	Target
Cielo Vista Mall	El Paso, TX	Foley's
Columbia Center	Kennewick, WA	The Bon Marche Home & Men
Cordova Mall	Pensacola, FL	Best Buy Bed Bath & Beyond
Florida Mall	Orlando, FL	Nordstrom Lord & Taylor
Lafayette Square	Indianapolis, IN	Steve & Barry's
Liberty Tree Mall	Danvers (Boston), MA	Kohl's
Memorial Mall	Sheboygan, WI	Hobby Lobby
Port Charlotte Town Center	Port Charlotte, FL	Beall's
Richardson Square Mall	Richardson, TX	Super Target
St. Charles Towne Center	Waldorf, MD	Hecht's Home Store
Towne East Square	Wichita, KS	Von Maur
West Ridge Mall	Topeka, KS	Kansas International Museum
Westminster Mall	Westminster, CA	Macy's

SIMON PROPERTY GROUP
2002 and 2003 Regional Mall Anchor/Big Box Openings

2003 Openings

Property Name	Location	Tenant Name
Barton Creek Square	Austin, TX	Nordstrom
Bay Park Square	Green Bay, WI	Younkers
Dadeland Mall	North Miami Beach, FL	Lord & Taylor expansion and renovation
Fashion Mall at Keystone	Indianapolis, IN	Saks Fifth Avenue
Greenwood Park Mall	Greenwood, IN	Dick's Sporting Goods
The Galleria	Houston, TX	Foley's Nordstrom
Lincolnwood Town Center	Lincolnwood, IL	Kohl's
Menlo Park Mall	Edison (NYC), NJ	Cheesecake Factory Barnes & Noble Benihana
NorthPark Mall	Davenport, IA	Dillard's
Prien Lake Mall	Lake Charles, LA	Foley's
Rolling Oaks Mall	San Antonio, TX	Tony Hawk's Skate Park
Square One	Saugus (Boston), MA	Best Buy Gold's Gym
Towne West Square	Wichita, KS	Dick's Sporting Goods

SIMON PROPERTY GROUP
Property Listing (sorted by state)
As of September 30, 2002

					Gross Leasable Area
Property Name	State	City	Type	Ownership	Total	Anchor	Mall & Freestanding
Regional Malls:
McCain Mall	AR	N. Little Rock	Mall	100.0%	777,116	554,156	222,960
University Mall	AR	Little Rock	Mall	100.0%	565,094	412,761	152,333
Metrocenter	AZ	Phoenix	Mall	50.0%	1,367,260	876,027	491,233
Southgate Mall	AZ	Yuma	Mall	100.0%	321,574	252,264	69,310
Brea Mall	CA	Brea	Mall	100.0%	1,314,606	874,802	439,804
Fashion Valley Mall	CA	San Diego	Mall	50.0%	1,709,895	1,053,305	656,590
Laguna Hills Mall	CA	Laguna Hills	Mall	100.0%	867,368	536,500	330,868
Santa Rosa Plaza	CA	Santa Rosa	Mall	100.0%	696,605	428,258	268,347
Shops at Mission Viejo	CA	Mission Viejo	Mall	100.0%	1,149,846	677,215	472,631
Westminster Mall	CA	Westminster	Mall	100.0%	1,044,557	541,939	502,618
Aurora Mall	CO	Aurora	Mall	100.0%	1,014,059	566,015	448,044
Mesa Mall	CO	Grand Junction	Mall	50.0%	860,244	425,817	434,427
Crystal Mall	CT	Waterford	Mall	74.6%	793,596	442,311	351,285
Aventura Mall	FL	Miami Beach	Mall	33.3%	1,901,195	1,242,098	659,097
Avenues, The	FL	Jacksonville	Mall	25.0%	1,118,034	754,956	363,078
Boynton Beach Mall	FL	Boynton Beach	Mall	100.0%	1,184,935	885,101	299,834
Coral Square	FL	Coral Springs	Mall	97.2%	943,300	648,144	295,156
Cordova Mall	FL	Pensacola	Mall	100.0%	851,641	488,263	363,378
Crystal River Mall	FL	Crystal River	Mall	100.0%	423,957	302,495	121,462
Dadeland Mall	FL	North Miami Beach	Mall	50.0%	1,393,608	1,062,072	331,536
DeSoto Square	FL	Bradenton	Mall	100.0%	691,119	435,467	255,652
Edison Mall	FL	Fort Myers	Mall	100.0%	1,041,847	742,667	299,180
Florida Mall, The	FL	Orlando	Mall	50.0%	1,659,992	1,045,085	614,907
Gulf View Square	FL	Port Richey	Mall	100.0%	803,119	568,882	234,237
Indian River Mall	FL	Vero Beach	Mall	50.0%	747,997	445,552	302,445
Lake Square Mall	FL	Leesburg	Mall	50.0%	561,303	296,037	265,266
Melbourne Square	FL	Melbourne	Mall	100.0%	729,381	471,173	258,208
Miami International Mall	FL	South Miami	Mall	47.8%	972,959	683,308	289,651
Orange Park Mall	FL	Orange Park	Mall	100.0%	925,677	534,180	391,497
Paddock Mall	FL	Ocala	Mall	100.0%	560,156	387,378	172,778
Palm Beach Mall	FL	West Palm Beach	Mall	100.0%	1,085,138	749,288	335,850
Port Charlotte Town Center	FL	Port Charlotte	Mall	80.0%	780,810	458,554	322,256
Seminole Towne Center	FL	Sanford	Mall	45.0%	1,153,578	768,798	384,780
The Shops @ Sunset Place	FL	Miami	Mall	37.5%	499,956	—	499,956
Town Center at Boca Raton	FL	Boca Raton	Mall	100.0%	1,555,510	1,061,076	494,434
Treasure Coast Square	FL	Jensen Beach	Mall	100.0%	872,033	511,372	360,661
Tyrone Square	FL	St. Petersburg	Mall	100.0%	1,127,993	748,269	379,724
University Mall	FL	Pensacola	Mall	100.0%	707,716	478,449	229,267
Gwinnett Place	GA	Duluth (Atlanta)	Mall	50.0%	1,276,681	843,609	433,072
Lenox Square	GA	Atlanta	Mall	100.0%	1,480,042	821,356	658,686
Mall of Georgia	GA	Buford (Atlanta)	Mall	50.0%	1,785,687	989,590	796,097
Northlake Mall	GA	Atlanta	Mall	100.0%	961,999	665,745	296,254
Phipps Plaza	GA	Atlanta	Mall	100.0%	821,061	472,385	348,676
Town Center at Cobb	GA	Kennesaw (Atlanta)	Mall	50.0%	1,272,945	851,346	421,599
Lindale Mall	IA	Cedar Rapids	Mall	50.0%	691,623	305,563	386,060
NorthPark Mall	IA	Davenport	Mall	50.0%	1,057,402	651,533	405,869

Southern Hills Mall	IA	Sioux City	Mall	50.0%		748,695	313,577	435,118
SouthRidge Mall	IA	Des Moines	Mall	50.0%		1,002,488	497,806	504,682
Alton Square	IL	Alton	Mall	100.0%		639,220	426,315	212,905
Lincolnwood Town Center	IL	Lincolnwood	Mall	100.0%		422,256	220,830	201,426
Machesney Park Mall	IL	Rockford	Mall	100.0%		554,975	312,920	242,055
Northfield Square Mall	IL	Bourbonnais	Mall	31.6%		558,157	310,994	247,163
Northwoods Mall	IL	Peoria	Mall	100.0%		695,502	472,969	222,533
Orland Square	IL	Orland Park	Mall	100.0%		1,214,667	773,295	441,372
River Oaks Center	IL	Calumet City	Mall	100.0%		1,370,094	834,588	535,506	(1)
SouthPark Mall	IL	Moline	Mall	50.0%		1,022,073	578,056	444,017
White Oaks Mall	IL	Springfield	Mall	77.0%		950,104	601,708	348,396
Castleton Square	IN	Indianapolis	Mall	100.0%		1,448,186	1,082,021	366,165
Circle Centre	IN	Indianapolis	Mall	14.7%		792,823	350,000	442,823
College Mall	IN	Bloomington	Mall	100.0%		706,885	439,766	267,119
Eastland Mall	IN	Evansville	Mall	50.0%		898,479	532,955	365,524
Fashion Mall at Keystone	IN	Indianapolis	Mall	100.0%		659,877	249,721	410,156	(1)
Greenwood Park Mall	IN	Greenwood	Mall	100.0%		1,327,574	898,928	428,646
Lafayette Square	IN	Indianapolis	Mall	100.0%		1,213,025	937,223	275,802
Markland Mall	IN	Kokomo	Mall	100.0%		393,044	252,444	140,600
Mounds Mall	IN	Anderson	Mall	100.0%		404,423	277,256	127,167
Muncie Mall	IN	Muncie	Mall	100.0%		656,669	435,756	220,913
Richmond Square	IN	Richmond	Mall	100.0%		391,199	260,562	130,637
Tippecanoe Mall	IN	Lafayette	Mall	100.0%		859,331	568,373	290,958
University Park Mall	IN	Mishawaka	Mall	60.0%		940,979	622,508	318,471
Washington Square	IN	Indianapolis	Mall	100.0%		1,140,520	832,326	308,194
Hutchinson Mall	KS	Hutchinson	Mall	100.0%		525,672	277,665	248,007
Towne East Square	KS	Wichita	Mall	100.0%		1,201,014	788,281	412,733
Towne West Square	KS	Wichita	Mall	100.0%		966,013	628,971	337,042
West Ridge Mall	KS	Topeka	Mall	100.0%		1,040,309	716,811	323,498
Prien Lake Mall	LA	Lake Charles	Mall	100.0%		811,143	631,762	179,381
South Park Mall	LA	Shreveport	Mall	100.0%		857,546	618,915	238,631
Arsenal Mall	MA	Watertown	Mall	100.0%		501,880	191,395	310,485	(1)
Atrium Mall	MA	Chestnut Hill	Mall	49.1%		206,062	—	206,062
Auburn Mall	MA	Auburn (Boston)	Mall	49.1%		597,521	417,620	179,901
Burlington Mall	MA	Burlington	Mall	100.0%		1,253,220	836,236	416,984
Cape Cod Mall	MA	Hyannis	Mall	49.1%		723,838	420,199	303,639
Emerald Square	MA	North Attleboro	Mall	49.1%		1,021,972	647,372	374,600
Greendale Mall	MA	Worcester (Boston)	Mall	49.1%		432,008	132,634	299,374	(1)
Liberty Tree Mall	MA	Danvers (Boston)	Mall	49.1%		856,862	498,000	358,862
Mall at Chestnut Hill, The	MA	Newton	Mall	47.2%		479,357	297,253	182,104
Northshore Mall	MA	Peabody (Boston)	Mall	49.1%		1,684,621	989,277	695,344
Solomon Pond Mall	MA	Marlborough	Mall	49.1%		880,924	506,591	374,333
South Shore Plaza	MA	Braintree (Boston)	Mall	100.0%		1,443,266	847,603	595,663
Square One Mall	MA	Saugus (Boston)	Mall	49.1%		865,290	540,101	325,189
Bowie Town Center	MD	Bowie	Mall	100.0%		664,299	338,567	325,732
Forest Village Park Mall	MD	Forestville	Mall	100.0%		417,137	242,567	174,570
St. Charles Towne Center	MD	Waldorf	Mall	100.0%		987,221	640,797	346,424
Mall of America	MN	Bloomington	Mall	27.5%	(4)	2,778,346	1,220,305	1,558,041
Maplewood Mall	MN	Minneapolis	Mall	100.0%		908,082	578,060	330,022
Miller Hill Mall	MN	Duluth	Mall	100.0%		803,758	429,508	374,250
Battlefield Mall	MO	Springfield	Mall	100.0%		1,184,669	770,111	414,558
Independence Center	MO	Independence	Mall	100.0%		1,022,477	499,284	523,193

Biltmore Square	NC	Asheville	Mall	66.7%	494,236	242,576	251,660
SouthPark Mall	NC	Charlotte	Mall	100.0%	1,094,280	789,342	304,938
Crossroads Mall	NE	Omaha	Mall	100.0%	858,520	609,669	248,851
Mall at Rockingham Park	NH	Salem	Mall	24.6%	1,020,637	638,111	382,526
Mall of New Hampshire	NH	Manchester	Mall	49.1%	806,274	444,889	361,385
Pheasant Lane Mall	NH	Nashua	Mall	100.0%	968,874	656,535	312,339
Bergen Mall	NJ	Paramus (NYC)	Mall	100.0%	857,889	453,260	404,629
Brunswick Square	NJ	Brunswick (NYC)	Mall	100.0%	771,632	467,626	304,006
Livingston Mall	NJ	Livingston (NYC)	Mall	100.0%	985,590	616,128	369,462
Menlo Park Mall	NJ	Edison (NYC)	Mall	100.0%	1,309,566	587,591	721,975	(1)
Ocean County Mall	NJ	Toms River	Mall	100.0%	902,524	626,638	275,886
Rockaway Townsquare	NJ	Rockaway (NYC)	Mall	100.0%	1,247,327	786,626	460,701
Cottonwood Mall	NM	Albuquerque	Mall	100.0%	1,041,176	631,556	409,620
Forum Shops at Caesars	NV	Las Vegas	Mall	60.0%	483,677	—	483,677
Chautauqua Mall	NY	Lakewood	Mall	100.0%	432,186	213,320	218,866
Eastern Hills Mall	NY	Williamsville	Mall	100.0%	994,014	713,070	280,944
Jefferson Valley Mall	NY	Yorktown Heights	Mall	100.0%	587,791	310,095	277,696
Nanuet Mall	NY	Nanuet (NYC)	Mall	100.0%	915,614	583,711	331,903
Roosevelt Field	NY	Garden City (NYC)	Mall	100.0%	2,177,952	1,430,425	747,527
Smith Haven Mall	NY	Lake Grove (NYC)	Mall	25.0%	1,359,186	902,595	456,591
Source, The	NY	Westbury (NYC)	Mall	25.0%	728,584	210,798	517,786
Walt Whitman Mall	NY	Huntington Station	Mall	98.3%	1,018,046	742,214	275,832
Westchester, The	NY	White Plains (NYC)	Mall	40.0%	824,548	349,393	475,155
Great Lakes Mall	OH	Mentor	Mall	100.0%	1,305,841	879,300	426,541
Lima Mall	OH	Lima	Mall	100.0%	745,903	541,861	204,042
North Towne Square	OH	Toledo	Mall	100.0%	747,689	480,230	267,459
Richmond Town Square	OH	Richmond Heights	Mall	100.0%	1,016,642	685,251	331,391
Southern Park Mall	OH	Boardman	Mall	100.0%	1,197,558	811,858	385,700
Summit Mall	OH	Akron	Mall	100.0%	763,507	432,936	330,571
Upper Valley Mall	OH	Springfield	Mall	100.0%	750,654	479,418	271,236
Woodville Mall	OH	Northwood	Mall	100.0%	772,394	518,792	253,602
Eastland Mall	OK	Tulsa	Mall	100.0%	707,023	454,340	252,683
Heritage Park Mall	OK	Midwest City	Mall	100.0%	604,880	382,700	222,180
Penn Square Mall	OK	Oklahoma City	Mall	94.4%	1,044,759	658,453	386,306
Woodland Hills Mall	OK	Tulsa	Mall	47.2%	1,091,505	709,447	382,058
Century III Mall	PA	West Mifflin	Mall	100.0%	1,283,932	725,360	558,572
Cheltenham Square	PA	Philadelphia	Mall	100.0%	641,107	368,266	272,841
Granite Run Mall	PA	Media	Mall	50.0%	1,047,449	500,809	546,640
Ross Park Mall	PA	Pittsburgh	Mall	100.0%	1,276,039	827,015	449,024
South Hills Village	PA	Pittsburgh	Mall	100.0%	1,113,510	655,987	457,523
Anderson Mall	SC	Anderson	Mall	100.0%	622,210	404,394	217,816
Haywood Mall	SC	Greenville	Mall	100.0%	1,244,629	913,633	330,996
Empire Mall	SD	Sioux Falls	Mall	50.0%	1,058,636	497,341	561,295
Rushmore Mall	SD	Rapid City	Mall	50.0%	835,224	470,660	364,564
Knoxville Center	TN	Knoxville	Mall	100.0%	979,476	597,028	382,448
Oak Court Mall	TN	Memphis	Mall	100.0%	851,851	535,000	316,851	(1)
Raleigh Springs Mall	TN	Memphis	Mall	100.0%	918,013	691,230	226,783
West Town Mall	TN	Knoxville	Mall	50.0%	1,334,216	878,311	455,905
Wolfchase Galleria	TN	Memphis	Mall	94.4%	1,266,269	761,648	504,621

Barton Creek Square	TX	Austin	Mall	100.0%	1,244,079	777,266	466,813
Broadway Square	TX	Tyler	Mall	100.0%	618,066	427,730	190,336
Cielo Vista Mall	TX	El Paso	Mall	100.0%	1,190,748	793,716	397,032
Highland Mall	TX	Austin	Mall	50.0%	1,090,685	732,000	358,685
Houston Galleria	TX	Houston	Mall	31.5%	1,754,710	859,066	895,644
Ingram Park Mall	TX	San Antonio	Mall	100.0%	1,128,765	751,704	377,061
Irving Mall	TX	Irving	Mall	100.0%	1,124,152	726,574	397,578
La Plaza Mall	TX	McAllen	Mall	100.0%	1,214,533	788,896	425,637
Lakeline Mall	TX	Austin	Mall	100.0%	1,100,388	745,179	355,209
Longview Mall	TX	Longview	Mall	100.0%	613,849	402,843	211,006
Midland Park Mall	TX	Midland	Mall	100.0%	618,995	339,113	279,882
North East Mall	TX	Hurst	Mall	100.0%	1,705,586	1,348,279	357,307
Richardson Square Mall	TX	Richardson	Mall	100.0%	738,403	454,881	283,522
Rolling Oaks Mall	TX	San Antonio	Mall	100.0%	737,536	460,857	276,679
Sunland Park Mall	TX	El Paso	Mall	100.0%	917,710	575,837	341,873
Valle Vista Mall	TX	Harlingen	Mall	100.0%	656,656	389,781	266,875
Trolley Square	UT	Salt Lake City	Mall	90.0%	221,982	—	221,982
Apple Blossom Mall	VA	Winchester	Mall	49.1%	443,183	229,011	214,172
Charlottesville Fashion Sq.	VA	Charlottesville	Mall	100.0%	571,807	381,153	190,654
Chesapeake Square	VA	Chesapeake	Mall	75.0%	809,571	537,279	272,292
Valley Mall	VA	Harrisonburg	Mall	50.0%	504,004	307,798	196,206
Virginia Center Commons	VA	Glen Allen	Mall	100.0%	787,131	506,639	280,492
Columbia Center	WA	Kennewick	Mall	100.0%	741,311	408,052	333,259
Northgate Mall	WA	Seattle	Mall	100.0%	1,012,525	688,391	324,134
Tacoma Mall	WA	Tacoma	Mall	100.0%	1,240,405	924,045	316,360
Bay Park Square	WI	Green Bay	Mall	100.0%	650,612	447,508	203,104
Forest Mall	WI	Fond Du Lac	Mall	100.0%	501,374	327,260	174,114
Memorial Mall	WI	Sheboygan	Mall	100.0%	348,534	233,308	115,226
Regional Malls Subtotal					163,636,305	101,231,545	62,404,760
(175 properties)
Community Centers:
Plaza at Buckland Hills	CT	Manchester	Comm Cnt	35.0%	334,487	252,179	82,308
Gaitway Plaza	FL	Ocala	Comm Cnt	23.3%	229,984	148,074	81,910
Grove @ Lakeland Square	FL	Lakeland	Comm Cnt	100.0%	215,591	142,317	73,274
Highland Lakes Center	FL	Orlando	Comm Cnt	100.0%	478,014	372,316	105,698
Indian River Commons	FL	Vero Beach	Comm Cnt	50.0%	263,490	233,967	29,523
Royal Eagle Plaza	FL	Coral Springs	Comm Cnt	35.0%	199,125	124,479	74,646
Terrace @ the Florida Mall	FL	Orlando	Comm Cnt	100.0%	329,362	281,831	47,531
Waterford Lakes Town Center	FL	Orlando	Comm Cnt	100.0%	818,071	501,244	316,827
West Town Corners	FL	Altamonte Springs	Comm Cnt	23.3%	385,037	263,782	121,255
Westland Park Plaza	FL	Jacksonville	Comm Cnt	23.3%	163,154	123,548	39,606
Mall of Georgia Crossing	GA	Buford (Atlanta)	Comm Cnt	50.0%	440,612	341,503	99,109
Bloomingdale Court	IL	Bloomingdale	Comm Cnt	100.0%	598,762	425,886	172,876
Bridgeview Court	IL	Bridgeview	Comm Cnt	100.0%	273,678	216,491	57,187
Countryside Plaza	IL	Countryside	Comm Cnt	100.0%	435,608	290,216	145,392
Crystal Court	IL	Crystal Lake	Comm Cnt	35.0%	278,971	201,993	76,978
Forest Plaza	IL	Rockford	Comm Cnt	100.0%	429,250	325,170	104,080
Fox River Plaza	IL	Elgin	Comm Cnt	100.0%	322,997	276,096	46,901
Lake Plaza	IL	Waukegan	Comm Cnt	100.0%	215,498	170,789	44,709
Lake View Plaza	IL	Orland Park	Comm Cnt	100.0%	371,480	270,628	100,852
Lincoln Crossing	IL	O'Fallon	Comm Cnt	100.0%	161,337	134,935	26,402

Matteson Plaza	IL	Matteson	Comm Cnt	100.0%	275,455	230,885	44,570
North Ridge Plaza	IL	Joliet	Comm Cnt	100.0%	305,070	190,323	114,747
North Riverside Park Plaza	IL	North Riverside	Comm Cnt	100.0%	119,608	58,587	61,021
White Oaks Plaza	IL	Springfield	Comm Cnt	100.0%	400,303	275,703	124,600
Willow Knolls Court	IL	Peoria	Comm Cnt	35.0%	382,377	309,440	72,937
Yards Plaza, The	IL	Chicago	Comm Cnt	35.0%	272,452	228,813	43,639
Brightwood Plaza	IN	Indianapolis	Comm Cnt	100.0%	38,493	—	38,493
Eastland Convenience Center	IN	Evansville	Comm Cnt	50.0%	173,069	60,000	113,069
Greenwood Plus	IN	Greenwood	Comm Cnt	100.0%	159,931	134,141	25,790
Griffith Park Plaza	IN	Griffith	Comm Cnt	100.0%	274,230	175,595	98,635
Keystone Shoppes	IN	Indianapolis	Comm Cnt	100.0%	29,140	—	29,140
Markland Plaza	IN	Kokomo	Comm Cnt	100.0%	93,536	29,957	63,579
Mounds Mall Cinema	IN	Anderson	Comm Cnt	100.0%	7,500	7,500	—
Muncie Plaza	IN	Muncie	Comm Cnt	100.0%	172,651	145,456	27,195
New Castle Plaza	IN	New Castle	Comm Cnt	100.0%	91,648	24,912	66,736
Northwood Plaza	IN	Fort Wayne	Comm Cnt	100.0%	204,372	130,003	74,369
Teal Plaza	IN	Lafayette	Comm Cnt	100.0%	101,087	98,337	2,750
Tippecanoe Plaza	IN	Lafayette	Comm Cnt	100.0%	94,598	85,811	8,787
University Center	IN	Mishawaka	Comm Cnt	60.0%	150,548	104,359	46,189
Village Park Plaza	IN	Carmel	Comm Cnt	35.0%	528,265	414,027	114,238
Wabash Village	IN	West Lafayette	Comm Cnt	100.0%	124,536	109,388	15,148
Washington Plaza	IN	Indianapolis	Comm Cnt	100.0%	50,107	21,500	28,607
West Ridge Plaza	KS	Topeka	Comm Cnt	100.0%	237,755	182,161	55,594
Wichita	KS	Wichita	Comm Cnt	100.0%	370,181	205,938	164,243
Park Plaza	KY	Hopkinsville	Comm Cnt	100.0%	115,024	82,398	32,626
St. Charles Towne Plaza	MD	Waldorf	Comm Cnt	100.0%	404,911	291,705	113,206
Regency Plaza	MO	St. Charles	Comm Cnt	100.0%	287,526	210,627	76,899
Ridgewood Court	MS	Jackson	Comm Cnt	35.0%	240,662	185,939	54,723
Rockaway Convenience Ctr	NJ	Rockaway (NYC)	Comm Cnt	100.0%	135,626	20,929	114,697
Cobblestone Court	NY	Victor	Comm Cnt	35.0%	265,493	206,680	58,813
Boardman Plaza	OH	Youngstown	Comm Cnt	100.0%	640,541	375,502	265,039
Great Lakes Plaza	OH	Mentor	Comm Cnt	100.0%	164,104	142,229	21,875
Lima Center	OH	Lima	Comm Cnt	100.0%	206,878	159,584	47,294
Northland Plaza	OH	Columbus	Comm Cnt	100.0%	209,534	118,304	91,230
Eastland Plaza	OK	Tulsa	Comm Cnt	100.0%	188,229	152,451	35,778
Great Northeast Plaza	PA	Philadelphia	Comm Cnt	50.0%	298,125	240,525	57,600
Charles Towne Square	SC	Charleston	Comm Cnt	100.0%	199,693	199,693	—
Empire East	SD	Sioux Falls	Comm Cnt	50.0%	250,081	192,766	57,315
Knoxville Commons	TN	Knoxville	Comm Cnt	100.0%	180,463	91,483	88,980
Arboretum, The	TX	Austin	Comm Cnt	100.0%	210,582	35,773	174,809
Celina Plaza	TX	El Paso	Comm Cnt	100.0%	32,622	23,927	8,695
Ingram Plaza	TX	San Antonio	Comm Cnt	100.0%	111,518	—	111,518
Lakeline Plaza	TX	Austin	Comm Cnt	100.0%	344,693	275,321	69,372
Mainland Crossing	TX	Texas City	Comm Cnt	80.0%	390,987	306,158	84,829
Shops at North East Mall	TX	Hurst	Comm Cnt	100.0%	364,357	265,382	98,975
Chesapeake Center	VA	Chesapeake	Comm Cnt	100.0%	299,604	219,462	80,142
Fairfax Court	VA	Fairfax	Comm Cnt	26.3%	249,297	168,683	80,614

Martinsville Plaza	VA	Martinsville	Comm Cnt	100.0%	102,105	60,000	42,105
Memorial Plaza	WI	Sheboygan	Comm Cnt	100.0%	131,499	103,974	27,525
Community Centers Subtotal					17,625,574	12,449,775	5,175,799
(69 properties)
Mixed-Used:
New Orleans Centre	LA	New Orleans	Mixed	100.0%	1,031,373	331,831	699,542	(1)
Copley Place	MA	Boston	Mall	98.2%	1,214,173	104,332	1,109,841	(1)
Fashion Centre at Pentagon	VA	Arlington	Mixed	50.0%	991,533	472,729	518,804	(1)
Mixed-Used Subtotal					3,237,079	908,892	2,328,187
(3 properties)
Office:
O'Hare International Center	IL	Rosemont	Office	100.0%	495,579	—	495,579	(2)
Riverway	IL	Rosemont	Office	100.0%	818,867	—	818,867	(3)
Office Subtotal					1,314,446	—	1,314,446
(2 properties)
Total Portfolio					185,813,404	114,590,212	71,223,192

(1)
Office space included as follows:

  Arsenal Mall—approx. 106,000 sq. ft.

  Copley Place—approx. 847,000 sq. ft.

  Fashion Centre at Pentagon—approx. 169,000 sq. ft.

  Fashion Mall at Keystone—approx. 30,000 sq. ft.

  Greendale Mall—approx. 120,000 sq. ft.

  Menlo Park Mall—approx. 46,000 sq. ft.

  New Orleans Centre—approx. 564,000 sq. ft.

  Oak Court Mall—approx. 128,000 sq. ft.

  River Oaks Mall—approx. 109,000 sq. ft.

(2)
Includes approximately 13,000 sq. ft. of retail space.
(3)
Includes approximately 23,000 sq. ft. of retail space.
(4)
The SPG Operating Partnership is entitled to 50% of the economic benefit of this Property.

SIMON PROPERTY GROUP
Capital Expenditures
For the Nine Months Ended September 30, 2002

(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total		Simon's Share
New development projects	$2.7	$57.7	(1)	$27.6	(1)
Redevelopment projects with incremental GLA and/or Anchor Replacement	73.9	70.2		27.1
Renovations with no incremental GLA	12.8	—		—
Tenant allowances	41.6	12.5		5.0
Operational capital expenditures at properties:
CAM expenditures(2)	20.0	4.9		2.0
Non-CAM expenditures	7.1	5.9		2.4
Telecommunications cabling infrastructure	16.3	2.9		2.9

Totals	$174.4	$154.1		67.0
Plus (Less): Conversion from accrual to cash basis	(19.9)	8.3
Capital expenditures(3)	154.5	162.4

(1)
Does not include the Company's European initiatives (total cost of $72.5 million; SPG's share of $23.4 million)

(2)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
Development Activity*
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2002

							Construction-in-Progress
								Unconsolidated Entities
				Projected Cost (in millions) (1)	SPG's Share of Project Cost
Mall/ Location	Project Description	SPG's Ownership Percentage	Opening			Stabilized Rate of Return	Consolidated Properties	Total		SPG's Share
New Development Projects:
Chicago Premium Outlets Aurora, IL (Chicago)	438,000 sf premium outlet center	50%	2nd Qtr 2004	$79	$40	13%	—	$13.8		$6.9
Las Vegas Premium Outlets Las Vegas, NV	435,000 sf premium outlet center	50%	8/03	$88	$44	12%	—	$33.5		$16.7
Rockaway Town Court Rockaway, NJ (New York)	89,000 sf community center featuring Linens 'N Things, Borders Books and Michael's Arts & Crafts	100%	7/03	$17	$17	11%	$1.1	—		—
Redevelopment Projects with Incremental GLA
Dadeland Mall Miami, FL	Expansion of Lord & Taylor (71,000 sf); remodel of Lord & Taylor, Saks Fifth Avenue and Burdines; mall renovation	50%	11/02 (renov) 11/03 (expan)	$30	$15	8%	—	$22.2		$11.1
Florida Mall Orlando, FL	Dillard's and JCPenney expansions, food court renovation (completed 1998): new Burdines, small shop expansion and mall renovation (completed 1999); addition of Nordstrom (167,000 sf), small shops (30,000 sf), and new and expanded Lord & Taylor in former Parisian building (20,000 sf)	50%	10/02	$133	$66.5	8%	—	$39.4	(3)	$19.7
The Galleria Houston, TX	Mall renovation; addition of Nordstrom (218,000 sf), Foley's (250,000 sf), small shops (228,000 sf) and two parking decks	31.5%	11/02 (renov) 3/03 (expan)	$144	$45	10%	—	$95.2		$29.5
Menlo Park Mall Edison, NJ (New York)	Addition of Barnes & Noble (32,000 sf), Benihana (outlot), and Cheesecake Factory (12,000)	100%	4/03	$10	$10	13%	$4.5	—		—
SouthPark Charlotte, NC	Addition of Nordstrom (153,000 sf) and an additional anchor pad, Hecht's expansion (60,000 sf) and renovation, Belk's expansion (46,000 sf) and renovation, addition of small shops (50,000 sf), three new parking decks and Cheesecake Factory and Maggiano's	100%	Spring 2004	$90	$90	10%	$54.6	—		—
Westminster Mall Westminster, CA (Orange Cnty)	Demolish Robinsons-May Home Store (-90,000 sf) and replace with Macy's (175,000 sf); expand existing Robinsons-May Department Store (53,000 sf)	100%	10/02	$7	$7	13%	$1.0	—		—

SIMON PROPERTY GROUP
Development Activity*
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2002

							Construction-in-Progress
								Unconsolidated Entities
				Projected Cost (in millions) (1)	SPG's Share of Project Cost
Mall/ Location	Project Description	SPG's Ownership Percentage	Opening			Stabilized Rate of Return	Consolidated Properties	Total	SPG's Share
Redevelopment Projects—Anchor Replacement:
Barton Creek Square Austin, TX	Nordstrom replacing Montgomery Ward plus 40,000 sf of small shop GLA	100%	9/03	$24	$24	10%	$11.5	—	—
Bay Park Square Green Bay, WI	Younkers replacing Montgomery Ward plus 67,000 sf of small shop GLA	100%	9/03	$19	$19	11%	$10.6	—	—
Other Miscellaneous
The Arboretum Austin, TX	Cheesecake Factory replacing Regal Cinema	100%	12/02					—	—
Lima Center Lima, OH	Kohl's replacing vacant Ames	100%	10/02					—	—
Lincolnwood Town Center Lincolnwood, IL (Chicago)	Kohl's replacing JCPenney	100%	8/03					—	—
Markland Plaza Kokomo, IN	Best Buy replacing Service Merchandise	100%	10/02					—	—
Penn Square Mall Oklahoma City, OK	Small shops in former Dillard's building	100%	4/03					—	—
	Subtotal Other Miscellaneous			$23	$23	12%	$18	—	—
Renovations with No Incremental GLA
Anderson Mall, Charlottesville Fashion Square, Melbourne Square and Jefferson Valley Mall					$25	14%	$12.6	—	—
All other projects (projects in predevelopment or immaterial in scope)							$1.0	$6.3	$2.2
Total Construction in Progress(2)							$96.9	$210.4	$86.1
Land Held for Development							$24.2	$25.0	$12.5

*
Cost and return are based upon current budget assumptions. Actual results may vary.

(1)
Total Projected Cost reflects net development costs. Total Projected Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)
Does not include the Company's European initiatives (unconsolidated total of $91.2 million; SPG's share of $29.4 million)

(3)
1998 and 1999 redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts in prior periods (Total = $83 million; SPG's Share = $41.5 million)

SIMON PROPERTY GROUP
SPG's Share of Total Debt Amortization and Maturities by Year
As of September 30, 2002
(In thousands)

Year		SPG's Share of Secured Consolidated Debt	SPG's Share of Unsecured Consolidated Debt	SPG's Share of Unconsolidated Joint Venture Debt	SPG's Share of Total Debt
2002		8,399	0	46,069	54,468
2003	1	228,774	575,000	162,487	966,261
2004	2	710,597	969,390	188,348	1,868,335
2005	3	226,628	660,000	358,134	1,244,762
2006	4	296,297	858,000	349,042	1,503,339
2007	5	517,526	930,000	160,074	1,607,600
2008	6	103,786	350,000	301,145	754,931
2009	7	408,063	450,000	85,196	943,259
2010	8	192,039	0	251,407	443,446
2011	9	372,728	200,000	177,685	750,413
2012	10	345,466	350,000	194,410	889,876
Thereafter		94,124	525,000	0	619,124

Subtotal Face Amounts		$3,504,427	$5,867,390	$2,273,997	$11,645,814

Premiums and Discounts on Indebtedness, Net		(13,001)	39,621	4,730	31,350

SPG's Share of Total Indebtedness		$3,491,426	$5,907,011	$2,278,727	$11,677,164

SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2002
(In thousands)

	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg. Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	2,889,058	2,754,761	7.27%	6.8
Other Hedged Debt	157,000	145,250	3.36%	3.9
Floating Rate Debt	608,135	604,416	3.12%	1.9

Total Mortgage Debt	3,654,193	3,504,427	6.40%	5.9
Unsecured Debt
Fixed Rate	5,318,200	5,318,200	6.90%	5.2
Floating Rate Debt	241,190	241,190	2.50%	1.5

Subtotal	5,559,390	5,559,390	6.71%	5.0
Revolving Corporate Credit Facility	168,073	168,073	2.47%	3.5
Revolving Corporate Credit Facility (Hedged)	139,927	139,927	2.47%	3.5

Subtotal	308,000	308,000	2.47%	3.5
Total Unsecured Debt	5,867,390	5,867,390	6.49%	4.9
Net Discount—Fixed Rate	18,179	17,208	N/A	N/A
Fair Value Interest Rate Swaps	9,412	9,412	N/A	N/A

Consolidated Mortgages and Other Indebtedness	9,549,174	9,398,437	6.45%	5.3

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	4,075,068	1,811,378	7.29%	5.8
Other Hedged Debt	897,716	343,236	2.77%	2.1
Floating Rate Debt	314,458	119,383	4.92%	2.3

Total Mortgage Debt	5,287,242	2,273,997	6.48%	5.1
Net Premium—Fixed Rate	9,426	4,730	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	5,296,668	2,278,727	6.48%	5.1

SPG's Share of Total Indebtedness		11,677,164	6.45%	5.2

(1)
Includes $162,541 of variable rate debt, of which $126,510 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.

SIMON PROPERTY GROUP

Summary of Indebtedness By Maturity

As of September 30, 2002

(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
Battlefield Mall—1		01/01/04	7.50%	43,973	43,973
Battlefield Mall—2		01/01/04	6.81%	43,083	43,083
Forum Phase I—Class A-2		05/15/04	6.19%	44,386	26,632
Forum Phase II—Class A-2		05/15/04	6.19%	40,614	22,338
Forum Phase I—Class A-1		05/15/04	7.13%	46,996	28,198
Forum Phase II—Class A-1		05/15/04	7.13%	43,004	23,652
CMBS Loan—Fixed (encumbers 7 Properties)	(5)	12/15/04	7.31%	174,029	174,029
CMBS Loan—Variable (encumbers 7 Properties)	(4),(5)	12/15/04	6.20%	49,341	49,341

Subtotal 2004				485,426	411,245	6.99%
Tippecanoe Mall—1		01/01/05	8.45%	43,006	43,006
Tippecanoe Mall—2		01/01/05	6.81%	15,321	15,321
Melbourne Square		02/01/05	7.42%	37,379	37,379
Cielo Vista Mall—2		11/01/05	8.13%	1,046	1,046

Subtotal 2005				96,752	96,752	7.79%
Treasure Coast Square—1		01/01/06	7.42%	50,254	50,254
Treasure Coast Square—2		01/01/06	8.06%	11,736	11,736
Gulf View Square		10/01/06	8.25%	35,236	35,236
Paddock Mall		10/01/06	8.25%	28,025	28,025

Subtotal 2006				125,251	125,251	7.90%
Cielo Vista Mall—1	(3)	05/01/07	9.38%	52,260	52,260
Cielo Vista Mall—3	(3)	05/01/07	6.76%	37,287	37,287
Lakeline Mall		05/01/07	7.65%	69,805	69,805
McCain Mall—1	(3)	05/01/07	9.38%	24,402	24,402
McCain Mall—2	(3)	05/01/07	6.76%	17,211	17,211
Valle Vista Mall—1	(3)	05/01/07	9.38%	32,320	32,320
Valle Vista Mall—2	(3)	05/01/07	6.81%	7,652	7,652
Wolfchase Galleria		06/01/07	7.80%	75,748	71,579
Copely Place		08/01/07	7.44%	184,182	180,769
University Park Mall		10/01/07	7.43%	59,500	35,700

Subtotal 2007				560,367	528,985	7.84%
Arsenal Mall—1		09/28/08	6.75%	33,538	33,538

Subtotal 2008				33,538	33,538	6.75%
College Mall—1	(2)	01/01/09	7.00%	38,586	38,586
College Mall—2	(2)	01/01/09	6.76%	11,486	11,486
Greenwood Park Mall—1	(2)	01/01/09	7.00%	32,317	32,317
Greenwood Park Mall—2	(2)	01/01/09	6.76%	59,349	59,349
Towne East Square—1	(2)	01/01/09	7.00%	51,013	51,013
Towne East Square—2	(2)	01/01/09	6.81%	23,940	23,940
Penn Square Mall		03/01/09	7.03%	72,425	68,439
Bloomingdale Court		10/01/09	7.78%	29,105	29,105
Forest Plaza		10/01/09	7.78%	15,963	15,963

Lake View Plaza		10/01/09	7.78%	21,220	21,220
Lakeline Plaza		10/01/09	7.78%	23,265	23,265
Lincoln Crossing		10/01/09	7.78%	3,214	3,214
Matteson Plaza		10/01/09	7.78%	9,345	9,345
Muncie Plaza		10/01/09	7.78%	8,079	8,079
Regency Plaza		10/01/09	7.78%	4,379	4,379
St. Charles Towne Plaza		10/01/09	7.78%	28,034	28,034
West Ridge Plaza		10/01/09	7.78%	5,646	5,646
White Oaks Plaza		10/01/09	7.78%	17,230	17,230

Subtotal 2009				454,596	450,610	7.24%
Trolley Square		08/01/10	9.03%	29,378	26,440
Coral Square		10/01/10	8.00%	90,000	87,498
Crystal River		11/11/10	7.63%	16,055	16,055
Biltmore Square		12/11/10	7.95%	26,000	17,342
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600

Subtotal 2010				214,683	189,935	8.10%
Ingram Park Mall	(9)	08/11/11	6.99%	83,480	83,480
Knoxville Center	(9)	08/11/11	6.99%	63,216	63,216
Northlake Mall	(9)	08/11/11	6.99%	72,927	72,927
Towne West Square	(9)	08/11/11	6.99%	54,645	54,645
Tacoma Mall		09/28/11	7.00%	133,747	133,747

Subtotal 2011				408,015	408,015	6.99%
Longview Mall	(7)	09/16/12	6.20%	33,500	33,500
Century III Mall	(7)	09/16/12	6.20%	89,000	89,000
Highland Lakes Center	(7)	09/16/12	6.20%	16,500	16,500
Forest Mall	(8)	09/16/12	6.20%	17,900	17,900
Markland Mall	(8)	09/16/12	6.20%	23,700	23,700
Midland Park Mall	(8)	09/16/12	6.20%	34,600	34,600
Richmond Towne Square	(8)	09/16/12	6.20%	48,600	48,600
Anderson Mall		09/16/12	6.20%	30,150	30,150
Crossroads Mall		09/16/12	6.20%	44,700	44,700
Palm Beach Mall		09/16/12	6.20%	55,350	55,350

Subtotal 2012				394,000	394,000	6.20%
Chesapeake Center		05/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The		05/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The		05/15/15	8.44%	4,688	4,688

Subtotal 2015				15,001	15,001	8.44%
Arsenal Mall—2		05/05/16	8.20%	1,960	1,960

Subtotal 2016				1,960	1,960	8.20%
Sunland Park Mall		01/01/26	8.63%	37,893	37,893

Subtotal 2026				37,893	37,893	8.63%
Keystone at the Crossing		07/01/27	7.85%	61,576	61,576

Subtotal 2027				61,576	61,576	7.85%

Total Consolidated Fixed Rate Mortgage Debt				2,889,058	2,754,761	7.27%

Variable Rate Mortgage Debt:
Raleigh Springs Mall		02/23/03	3.47%	11,000	11,000
Shops @ Mission Viejo		08/31/03	2.87%	148,073	148,073
Arboretum		11/30/03	3.32%	34,000	34,000

Subtotal 2003				193,073	193,073	2.98%
Jefferson Valley Mall		01/11/04	3.07%	60,000	60,000
North East Mall	(1)	05/21/04	3.20%	140,000	140,000
Waterford Lakes	(1)	08/16/04	3.22%	68,000	68,000

Subtotal 2004				268,000	268,000	3.17%
Brunswick Square	(1)	06/12/05	3.32%	45,000	45,000
Bowie Mall—2	(1)	12/14/05	3.32%	53,499	53,499

Subtotal 2005				98,499	98,499	3.32%
Chesapeake Square	(1)	07/01/06	4.57%	47,000	35,250
Riverway	(1)	10/01/06	2.97%	110,000	110,000

Subtotal 2006				157,000	145,250	3.36%
White Oaks Mall	(1)	02/25/08	2.92%	48,563	44,844

Subtotal 2008				48,563	44,844	2.92%

Total Variable Rate Mortgage Debt				765,135	749,666	3.16%

Total Consolidated Mortgage Debt				3,654,193	3,504,427	6.40%

Fixed Rate Unsecured Debt:
Retail Property Trust (Bonds)		04/01/03	7.05%	100,000	100,000
Simon Property Group, LP (Bonds)		06/15/03	6.63%	375,000	375,000
Simon Property Group, LP (PATS)		11/15/03	6.75%	100,000	100,000

Subtotal 2003				575,000	575,000	6.72%
Shopping Center Associates (Bonds)		01/15/04	6.75%	150,000	150,000
Simon Property Group, LP (Bonds)		02/09/04	6.75%	300,000	300,000
Simon ERE Facility	(1)	07/31/04	7.75%	28,200	28,200
Simon Property Group, LP (Bonds)		07/15/04	6.75%	100,000	100,000
Retail Property Trust (Bonds)		08/15/04	7.75%	150,000	150,000

Subtotal 2004				728,200	728,200	6.99%
Shopping Center Associates (Bonds)		05/15/05	7.63%	110,000	110,000
Simon Property Group, LP (Bonds)		06/15/05	6.75%	300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05	7.13%	100,000	100,000
Simon Property Group, LP (Bonds)		10/27/05	6.88%	150,000	150,000

Subtotal 2005				660,000	660,000	6.98%
Simon Property Group, LP (Bonds)		01/20/06	7.38%	300,000	300,000

Simon Property Group, LP (Bonds)		11/15/06	6.88%	250,000	250,000

Subtotal 2006				550,000	550,000	7.15%
Simon Property Group, LP (Medium Term Notes)		09/20/07	7.13%	180,000	180,000
Simon Property Group, LP (Bonds)		11/15/07	6.38%	750,000	750,000

Subtotal 2007				930,000	930,000	6.52%
Simon Property Group, LP (MOPPRS)		06/15/08	7.00%	200,000	200,000
Simon Property Group, LP (Bonds)		08/28/08	5.38%	150,000	150,000

Subtotal 2008				350,000	350,000	6.30%
Simon Property Group, LP (Bonds)		02/09/09	7.13%	300,000	300,000
Simon Property Group, LP (Bonds)		07/15/09	7.00%	150,000	150,000

Subtotal 2009				450,000	450,000	7.08%
Simon Property Group, LP (Bonds)		01/20/11	7.75%	200,000	200,000

Subtotal 2011				200,000	200,000	7.75%
Simon Property Group, LP (Bonds)		08/28/12	6.35%	350,000	350,000

Subtotal 2012				350,000	350,000	6.35%
Retail Property Trust (Bonds)		09/01/13	7.18%	75,000	75,000

Subtotal 2013				75,000	75,000	7.18%
Retail Property Trust (Bonds)		03/15/16	7.88%	250,000	250,000

Subtotal 2016				250,000	250,000	7.88%
Simon Property Group, LP (Bonds)		06/15/18	7.38%	200,000	200,000

Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				5,318,200	5,318,200	6.90%

Variable Rate Unsecured Debt:
Simon Property Group, LP (Term Loan)	(1)	02/28/04	2.47%	150,000	150,000
Simon Property Group, LP (Term Loan)	(1)	03/15/04	2.62%	65,000	65,000
Simon ERE Facility	(1)	07/31/04	2.42%	26,190	26,190

Subtotal 2004				241,190	241,190	2.50%
Corporate Revolving Credit Facility	(1)	04/16/06	2.47%	308,000	308,000

Subtotal 2006				308,000	308,000	2.47%

Total Unsecured Variable Rate Debt				549,190	549,190	2.49%

Total Unsecured Debt				5,867,390	5,867,390	6.49%

Net Discount on Fixed-Rate Indebtedness				18,179	17,208	N/A
Fair Value Interest Rate Swaps				9,412	9,412	N/A
Total Consolidated Debt				9,549,174	9,398,437	6.45%

Joint Venture Indebtedness
Fixed Rate Mortgage Debt:
Avenues, The		05/15/03	8.36%	54,509	13,627
Miami International Mall		12/21/03	6.91%	44,154	21,095

Subtotal 2003				98,663	34,722	7.48%
Solomon Pond		02/01/04	7.83%	93,109	45,751
Northshore Mall		05/14/04	9.05%	161,000	79,111
Indian River Commons		11/01/04	7.58%	8,247	4,124
Indian River Mall		11/01/04	7.58%	45,762	22,881

Subtotal 2004				308,118	151,867	8.42%
Westchester, The—1		09/01/05	8.74%	146,871	58,748
Westchester, The—2		09/01/05	7.20%	52,029	20,812
Houston Galleria—1		12/01/05	7.93%	220,016	69,272

Subtotal 2005				418,916	148,832	8.15%
Cobblestone Court		01/01/06	7.64%	6,179	2,163
Crystal Court		01/01/06	7.64%	4,133	1,447
Fairfax Court		01/01/06	7.64%	10,319	2,709
Gaitway Plaza		01/01/06	7.64%	7,349	1,715
Plaza at Buckland Hills, The		01/01/06	7.64%	17,679	6,055
Ridgewood Court		01/01/06	7.64%	7,979	2,793
Royal Eagle Plaza		01/01/06	7.64%	7,920	2,772
Village Park Plaza		01/01/06	7.64%	8,395	2,938
West Town Corners		01/01/06	7.64%	10,329	2,411
Westland Park Plaza		01/01/06	7.64%	4,950	1,155
Willow Knolls Court		01/01/06	7.64%	6,489	2,271
Yards Plaza, The		01/01/06	7.64%	8,270	2,895
CMBS Loan—1 Fixed (encumbers 13 Properties)	(6)	05/15/06	7.41%	300,000	150,000
CMBS Loan—2 Fixed (encumbers 13 Properties)	(6)	05/15/06	8.13%	57,100	28,550
Great Northeast Plaza		06/01/06	9.04%	17,022	8,511
Smith Haven Mall		06/01/06	7.86%	115,000	28,750
Mall of Georgia Crossing		06/09/06	7.25%	33,865	16,933
Greendale Mall		11/01/06	8.23%	41,168	20,229

Subtotal 2006				664,146	284,295	7.65%
River Ridge Mall		01/01/07	8.05%	23,119	2,651
Town Center at Cobb—1		04/01/07	7.54%	48,561	24,281
Town Center at Cobb—2		04/01/07	7.25%	63,748	31,874
Gwinnett Place—1		04/01/07	7.54%	38,115	19,058
Gwinnett Place—2		04/01/07	7.25%	83,765	41,883
Mall at Rockingham		08/01/07	7.88%	98,209	24,129

Subtotal 2007				355,517	143,875	7.46%
Metrocenter		02/28/08	8.45%	29,487	14,744
Aventura Mall—A		04/06/08	6.55%	141,000	47,000
Aventura Mall—B		04/06/08	6.60%	25,400	8,467
Aventura Mall—C		04/06/08	6.89%	33,600	11,200

West Town Mall		05/01/08	6.90%	76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	101,891	50,067
Mall of New Hampshire—2		10/01/08	8.53%	8,321	4,089
Fashion Valley Mall—1		10/11/08	6.49%	169,017	84,509
Fashion Valley Mall—2		10/11/08	6.58%	29,124	14,562
Source, The		11/06/08	6.65%	124,000	31,000

Subtotal 2008				737,840	303,636	6.79%
Woodland Hills Mall		01/01/09	7.00%	86,680	40,954
Apple Blossom Mall		09/10/09	7.99%	40,045	19,677
Auburn Mall		09/10/09	7.99%	46,881	23,036

Subtotal 2009				173,606	83,668	7.51%
Mall at Chestnut Hill		01/01/10	8.45%	14,878	7,025
Mall of Georgia		07/01/10	7.09%	200,000	100,000
Florida Mall, The		11/13/10	7.55%	266,097	133,049

Subtotal 2010				480,975	240,074	7.38%
Atrium at Chestnut Hill		03/11/11	6.89%	48,460	23,812
Cape Cod Mall		03/11/11	6.80%	98,566	48,433
European Assets—Fixed Components		04/01/11	6.52%	55,236	17,825
Highland Mall		06/30/11	6.83%	70,274	35,137
Fashion Centre Pentagon Retail		09/11/11	6.63%	165,331	70,266

Subtotal 2011				437,867	195,472	6.73%
Dadeland Mall		01/31/12	6.75%	198,848	99,424
Square One		03/11/12	6.73%	94,572	46,470
Crystal Mall		09/11/12	5.62%	106,000	79,043

Subtotal 2012				399,420	224,937	6.35%

Total Joint Venture Fixed Rate Mortgage Debt				4,075,068	1,811,378	7.29%

Variable Rate Mortgage Debt:
Shops at Sunset Place, The	(10)	10/14/02	6.50%	113,829	42,686

Subtotal 2002				113,829	42,686	6.50%
CMBS Loan—1 Floating (encumbers 13 Properties)	(6)	05/15/03	2.32%	184,500	92,250
Liberty Tree Mall		10/01/03	3.32%	45,417	22,317

Subtotal 2003				229,917	114,567	2.51%
Circle Centre Mall—1	(1)	01/31/04	2.26%	60,000	8,802
Circle Centre Mall—2	(1)	01/31/04	3.32%	7,500	1,100
Fashion Centre Pentagon Office	(1)	09/10/04	3.32%	33,000	14,025

Subtotal 2004				100,500	23,927	2.93%
Mall of America	(1)	03/10/05	2.35%	312,000	85,800
Emerald Square Mall—1	(1)	04/01/05	3.12%	129,400	63,584
Emerald Square Mall—2	(1)	04/01/05	4.87%	15,600	7,665
Northfield Square	(1)	04/30/05	4.32%	37,000	11,692

Seminole Towne Center	(1)	07/01/05	4.32%	70,316	31,642

Subtotal 2005				564,316	200,384	3.12%
CMBS Loan—2 Floating (encumbers 13 Properties)	(6)	05/15/06	2.19%	81,400	40,700
Montreal Forum	(1)	08/08/06	4.78%	35,935	12,802

Subtotal 2006				117,335	53,502	2.81%
Houston Galleria—2	(1)	06/25/07	3.57%	36,650	11,539

Subtotal 2007				36,650	11,539	3.57%
European Assets—Variable Components		06/05/10	5.43%	49,627	16,015

Subtotal 2010				49,627	16,015	5.43%

Total Joint Venture Variable Rate Mortgage Debt				1,212,174	462,619	3.33%

Net Premium on JV Fixed-Rate Indebtedness				9,426	4,730
Total Joint Venture Debt				5,296,668	2,278,727	6.48%

SPG's Share of Total Indebtedness					11,677,164	6.45%

Footnotes:

(1)
Includes applicable extensions available at Simon Group's option.

(2)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(3)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(4)
Through an interest rate protection agreement, effectively fixed at an all-in rate of 6.19% .

(5)
These notes are secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (West Ridge Mall, Bay Park Mall, Boardman Plaza, Cheltenham Square, DeSoto Square, Upper Valley Mall and Washington Square).

(6)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(7)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These four notes are cross-collateralized.

(10)
Subsequent to September 30, 2002, maturity date has been extended to 10/15/03 with two six month extension options available at Simon Group's option. Simon Group also made a $17.1 million payment to the lender on 10/18/02 to pay down outstanding amounts on the construction loan. Simon Group issued a letter of credit for an additional $17.1 million.

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2002

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Machesney Park Mall	Rockford	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Mounds Mall	Anderson	IN
Muncie Mall	Muncie	IN
Richmond Square	Richmond	IN
Hutchinson Mall	Hutchinson	KS
Prien Lake Mall	Lake Charles	LA
South Park Mall	Shreveport	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree (Boston)	MA
Forest Village Park Mall	Forestville (Washington, D.C.)	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN

Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH
Bergen Mall	Paramus (NYC)	NJ
Livingston Mall	Livingston (NYC)	NJ
Menlo Park Mall	Edison (NYC)	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway (NYC)	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Eastern Hills Mall	Williamsville	NY
Nanuet Mall	Nanuet (NYC)	NY
Roosevelt Field	Garden City (NYC)	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
North Towne Square	Toldeo	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Woodville Mall	Northwood	OH
Eastland Mall	Tulsa	OK
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Amigoland Mall	Brownsville	TX
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Memorial Mall	Sheboygan	WI
Community Centers:
Bridgeview Court	Bridgeview	IL
Countryside Plaza	Countryside	IL
Fox River Plaza	Elgin	IL

Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
North Riverside Park Plaza	North Riverside	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
Mounds Mall Cinema	Anderson	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Wichita	Wichita	KS
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway (NYC)	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Mainland Crossing	Texas City	TX
Martinsville Plaza	Martinsville	VA
Memorial Plaza	Sheboygan	WI
Mixed-Used:
New Orleans Centre	New Orleans	LA
Office:
O'Hare International Center	Rosemont	IL

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of September 30, 2002
($ in 000's)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Shares:
Convertible
Simon Property Group, Inc.	Series A Preferred 6.5% Convertible(1)	18	$1,000	$18	N/A
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(2)	4,830,057	$100	$483,006	SPGPrB
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(3)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(4)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(5)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(6)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(7)	2,600,895	$30	$78,027	N/A

(1)
Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below. The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.

(2)
Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2002, was $95.00 per share. (The conversion prices of the Series A and Series B Convertible Preferred Stock are subject to adjustment by the Company in connection with certain events.)

(3)
The shares are not redeemable prior to August 27, 2004.

(4)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of SPG. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2002, was $26.65 per share.

(5)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of SPG. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2002 was $50.20 per share.

(6)
Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(7)
Each unit/share is not redeemable prior to August 27, 2009.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Company Overview
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2001 through September 30, 2002
Simon Property Group, Inc. and SPG Realty Consultants, Inc. Pro-Rata Balance Sheet As of September 30, 2002
Simon Property Group, Inc. and SPG Realty Consultants, Inc. Unaudited Pro-Rata Statement of Operations For three months ended September 30, 2002
Simon Property Group, Inc. and SPG Realty Consultants, Inc. Unaudited Pro-Rata Statement of Operations For nine months ended September 30, 2002
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of September 30, 2002 (In thousands)
SIMON PROPERTY GROUP EBITDA Composition For the Nine Months Ended September 30, 2002
U.S. Geographic Diversification of Regional Mall Portfolio(1)
Asset Mix of Portfolio
SIMON PROPERTY GROUP Portfolio GLA, Occupancy & Rent Data As of September 30, 2002
SIMON PROPERTY GROUP Rent Information As of September 30, 2002
SIMON PROPERTY GROUP 2002 and 2003 Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP 2002 and 2003 Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP Property Listing (sorted by state) As of September 30, 2002
SIMON PROPERTY GROUP Capital Expenditures For the Nine Months Ended September 30, 2002 (In millions)
SIMON PROPERTY GROUP Development Activity* Project Overview, Construction-in-Progress and Land Held for Development As of September 30, 2002
SIMON PROPERTY GROUP Development Activity* Project Overview, Construction-in-Progress and Land Held for Development As of September 30, 2002
SIMON PROPERTY GROUP SPG's Share of Total Debt Amortization and Maturities by Year As of September 30, 2002 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness By Maturity As of September 30, 2002 (In thousands)